Exhibit 99.1
JOINT FILING AGREEMENT
In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them Statements on Schedule 13D or Schedule 13G, as applicable (including amendments thereto), with regard to the securities of Globant S.A. and further agree that this Joint Filing Agreement be included as an Exhibit to any such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of February 17, 2015.
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RIVERWOOD CAPITAL GP LTD.

By:       /s/ Thomas J. Smach
Name: Thomas J. Smach
Title:   Director

RIVERWOOD CAPITAL L.P.

By: Riverwood Capital GP Ltd., its general partner

By:       /s/ Thomas J. Smach
Name: Thomas J. Smach
Title:   Director

RIVERWOOD CAPITAL PARTNERS L.P.

By: Riverwood Capital L.P., its general partner

By: Riverwood Capital GP Ltd., its general partner

By:       /s/ Thomas J. Smach
Name: Thomas J. Smach
Title:   Director

RIVERWOOD CAPITAL PARTNERS (PARALLEL – A) L.P.

By: Riverwood Capital L.P., its general partner

By: Riverwood Capital GP Ltd., its general partner

By:       /s/ Thomas J. Smach
Name: Thomas J. Smach
Title:   Director

RIVERWOOD CAPITAL PARTNERS (PARALLEL – B) L.P.

By: Riverwood Capital L.P., its general partner

By: Riverwood Capital GP Ltd., its general partner

By:       /s/ Thomas J. Smach
Name: Thomas J. Smach
Title:   Director

RIVERWOOD CAPITAL LLC

By: Ironwood Management, LLC, its management company

By: Riverwood Capital Management L.P., its sole member

By: Riverwood Capital Management Ltd., its general partner

By:       /s/ Thomas J. Smach
Name: Thomas J. Smach
Title:    Director

IRONWOOD MANAGEMENT, LLC

By: Riverwood Capital Management L.P., its sole member

By: Riverwood Capital Management Ltd., its general partner

By:       /s/ Thomas J. Smach
Name: Thomas J. Smach
Title:    Director

RIVERWOOD CAPITAL MANAGEMENT L.P.

By: Riverwood Capital Management Ltd., its general partner

By:       /s/ Thomas J. Smach
Name: Thomas J. Smach
Title:   Director

RIVERWOOD CAPITAL MANAGEMENT Ltd.

By:       /s/ Thomas J. Smach
Name: Thomas J. Smach
Title:   Director